UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: January 21, 2010
(Date of earliest event reported)
EQUITY LIFESTYLE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-11718 (Commission File No.)	36-3857664 (IRS Employer Identification Number)

Two North Riverside Plaza, Chicago, Illinois (Address of principal executive offices)	60606 (Zip Code)
(312) 279-1400
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
     Equity LifeStyle Properties, Inc. (NYSE: ELS) announced the tax treatment of its 2009 dividend distributions of $1.10 per common share (CUSIP No. 29472R108) as follows:

			Ordinary	Long-Term	Unrecaptured
Record	Payable	Distribution	Taxable	Capital Gain	Sec. 1250 Gain
Date	Date	Per Share	Dividend	15% Rate	25% Rate
03/27/09	04/10/09	$0.2500	$0.1625	$0.0550	$0.0325
06/26/09	07/10/09	$0.2500	$0.1625	$0.0550	$0.0325
09/25/09	10/09/09	$0.3000	$0.1950	$0.0660	$0.0390
12/24/09	01/08/10	$0.3000	$0.1950	$0.0660	$0.0390

TOTALS		$1.1000	$0.7150	$0.2420	$0.1430
     Shareholders are encouraged to consult with their tax advisors as to their specific tax treatment of Equity LifeStyle Properties, Inc. dividends.
     Equity LifeStyle Properties, Inc. owns or has an interest in 304 quality properties in 27 states and British Columbia consisting of 110,364 sites. The Company is a self-administered, self-managed, real estate investment trust (REIT) with headquarters in Chicago.

SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY LIFESTYLE PROPERTIES, INC.
Date: January 25, 2010	By:	/s/ Michael B. Berman
Michael B. Berman
Executive Vice President and Chief Financial Officer